                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in Form 10-SB of our reports dated October 28, 1999 and March 12, 1999, relating to the financial statements of GeneLink, Inc., which is contained therein.


Philadelphia, Pennsylvania
November 10, 1999                                       Siegal & Drossner, P.C.